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                                                              EXHIBIT (10)(b)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-90430 of ML of New York Variable Annuity Separate Account C on Form N-4 of our report on ML Life Insurance Company of New York dated February 25, 2002, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche, LLP


New York, New York
August 26, 2002